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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated January 31, 2000, except for the second paragraph of Note 10, as to which the date is February 25, 2000, relating to the consolidated financial statements of ImaginOn, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.



GELFOND HOCHSTADT PANGBURN, P.C.

Denver, Colorado

February 16, 2001